March 23, 2021 Q4 YE 2020 Webcast & Call

2 Legal Disclaimer This presentation contains forward-looking statements. Forward-looking statements describe future expectations, plans, results or strategies and are generally preceded by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” and similar expressions (including the negative thereof). Forward-looking statements in this presentation include, but are not limited to, statements regarding: (i) growth drivers and expected levels of our organic growth; (ii) improvements to our manufacturing cost efficiency; (iii) the impact of our investment in R&D and commercial initiatives; (iv) our ability to stay in front of competitors’ improvements in technologies; and (v) other statements that are not historical facts. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Forward-looking statements are based only on current information, assumptions and expectations, and involve a number of risks and uncertainties relating to (i) challenges inherent in developing, manufacturing and commercializing products; (ii) the timing and mix of customer orders among our products; (iii) our ability to further deploy new products and applications and expand the markets for our technology platforms; (iv) third parties’ abilities to manufacture our instruments and consumables; (v) the success of products competitive with our own; (vi) our expectations and beliefs regarding future growth of the business and the markets in which we operate; (vii) the accuracy of our estimates, (viii) our ability to fund our operations and (ix) the application of generally accepted accounting principles which are highly complex and involve many subjective assumptions. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements contained in this presentation. More information about these and other statements, risks and uncertainties is contained in our filings with the U.S. Securities and Exchange Commission. All forward- looking statements contained in this presentation speak only as of the date on which they were made. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, occurrence of future events or otherwise except as required by applicable law.

2020: A Momentum-Building Year for Bionano

Q1

5 Saphyr Shipped
83 installed

New Go to Market – Bionano Data Centric
Services, Reagent Rentals & Capital Purchase

AGBT 2020 PRECISION HEALTH
19 Presentations

Landmark Publication: Concordance with Cyto
in Leukemias

Initiated COVID-19 Host Genome Studies

Increased Throughput/output

SAPHYR ADOPTION

GeneDx

Revenue: $1.1M

Q2

6 Saphyr Shipped
87 installed

ESHG
Consortium Presentation: Saphyr Concordance with Cytogenomics Standard of Care in Constitutional Disorders

SAPHYR ADOPTION

NHS Hospital (UK) adopts Saphyr	Largest US FSHD testing site
NHS	

BOARD OF DIRECTORS NEW ADDITIONS


Yvonne Linney


Hannah Mamuszka

Revenue: $1.2M

Q3

11 Saphyr Shipped
93 installed

Lineagen – A Bionano Genomics Company
Acquisition of CLIA business w Clinical Sales

Landmark Publication: Concordance with Cyto
in Constitutional Disorders

German accreditation for Saphyr LDTs

Consortium Formation: COVID-19 Host Genetics SV Consortium

Addition of Key New Executives


Alka Chaubey, PhD, Chief Medical Officier


Chris Stewart, Chief Financial Officer

Revenue: $2.2M

Q4

12 Saphyr Shipped
97 installed

Landmark Publication:
in Acute Myeloid Leukemia; Authors recommend Saphyr as Karyotype replacement

UCSF Publication: Saphyr Increases Diagnostic Yield

ASHG VIRTUAL MEETING 2020
18 Presentations

COVID Consortium
Adds Studies in Comparative Genomics and MIS-C

Improved and Simplified Clinical Analysis Tools

Saphyr Throughput – 96 human genomes per week

Revenue: $4.0M

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4 Validated System Utility with Benchmarking, Scientific Publication and Clinical Adoption EHA Library. Stevens-Kroef M. 06/12/20; 294288; EP369

Bionano Data are Proving to be Essential in Advancing Discovery Research

Institution	Research Area	Finding
Mayo Clinic	ALS	Resolved mosaic repeat expansions
Penn State College of Medicine	Leukemia	In 12 patients, found dozens of novel genes with recurring structural variants
Mayo Clinic	Alzheimer's Disease	Identified deletions in CR1
Duke	Epilepsy and Developmental Delay	Detected 90 kbp mosaic deletion in CDKL5
CRC Centre de Recherche des Cordeliers	Hepatocellular Carcinoma	Identified Hep B Virus insertion that caused tumor and replication stress
MGH Massachusetts General Hospital	Congenital Diaphragmatic Hernia	Revealed complex genome structures and new candidate genes
UCLA	Disorder of Sex Development	Identified 6 kbp insertion in WDR11
Emory University	3q29 Microdeletion Syndrome	Characterized large, complex repeats and rearrangements in parents of 3q29 patients

In results expected to be published, based on comparative studies against one or more of NGS, CMAs, FISH & Karyotoping bionano GENOMICS
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6 SV refers to changes in location, orientation and the amount of functional elements in the genome … Structural Variation Matters! Translocation Inversion Deletion Insertion Repeat Expansion SV analysis is first line patient management according to Medical Guidelines FSHD, Rare Genetic Disease: Univ. of Iowa Switched to Saphyr FSHD is the third most common form of muscular dystrophy and a significant market with few available therapies. Bionano can help unlock other rare disease opportunities by providing access to new therapeutic targets. Essentially every patient who undergoes evaluation for cancer or genetic disease will be tested for Structural Variation … and not to changes in sequence.

7 UCSF & Children’s Hospital of Oakland Study – Largest study of Dx Yield - Shows Saphyr can Diagnose Additional 18% of Undiagnosed Patients

8 Advanced and Optimized the Performance of the Saphyr System for Adoption in Labs to Support Development of Clinical Assays and LDTs

Four Large Clinical Studies Getting Underway to Support Penetration of our Target Markets & Support 3rd Party Reimbursement

Constitutional - Prenatal

- Constitutional – Prenatal
- Amnio & CVS
- Goal to replace CMA and detect balanced SVs
- Illustrate HOW Saphyr can help with NIPT + and no-calls

Constitutional – Post Natal/Pediatrics

- Constitutional – Post-natal
- Peripheral blood, expand into others
- Goal to replace CMA and detect balanced SVs, triplet repeats (FRX), contractions (FSHD) and more

Heme Malignancies – Blood Cancers

- Heme – Blood Cancers
- Bone marrow aspirates, peripheral blood
- Indicated for AML, CML, ALL, CLL, multiple myeloma, NHL/HL
- Goal to replace KT, FISH & CMA

Oncology - Solid Tumors

- Oncology – Solid Tumors
- Fresh and frozen tumor tissue, expand into others
- Indicated for breast, colon, melanoma, GBM, lung, etc.
- Goal to replace KT, FISH & CMA

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Lineagen Adds Revenue & Accelerates Clinical Adoption of Saphyr

REVENUE: IMMEDIATE IMPACT

Lineagen adds new revenue streams to help support growth of the combined business

COMBINING PRODUCT- AND SERVICE-BASED BUSINESSES

Provides centralized and decentralized offerings to support the broader market

ESSENTIAL COMPONENTS FOR BUILDING REIMBURSED DX MENU ON SAPHYR

Accelerates Saphyr entry into the clinic by adding content, skills, expertise and sample archives

CLIA Certification

- Development of proprietary LDTs helps drive Saphyr adoption
- Enhances Bionano offering to pharma customers seeking new therapeutic targets

Proprietary Content in Pediatric Neuro Developmental Disorders

Proprietary database from Toronto Sick Kids Hospital provides basis for differentiated tests, current and future

Patient Samples & Database

+60,000 tests performed on +30,000 patients, and counting

Clinical Cytogeneticists & Custom Interpretation Software

Provide expertise for improved Saphyr Dx and workflow integration

Genetic Counseling

Differentiated service and critical link between physicians, patients and families

Certified Coders

Trained billing specialists lay groundwork for reimbursement of Saphyr LDTs

3rd Party Payor Contracts

Leverage existing relationships and contracts with payors

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Financial Overview Chris Stewart CFO cstewart@bionanogenomics.com

12 Q4 and YE 2020 – Financial Results Q4 2020 Key Financial Highlights • Grew installed base to 97 at YE 2020 • Grew Q4 2020 revenues by 43% to $4.0M • YE 2020 cash balance of $38.4M Strong cash position to begin 2021 with $335M raised in Q1 Year Ended December 31, 2020 2019 Revenue: Product revenue $ 6,229,611 $ 9,474,444 Service and other revenue 2,273,373 655,064 Total revenue 8,502,984 10,129,508 Cost of revenue: Cost of product revenue 4,810,408 6,495,693 Cost of service and other revenue 919,729 272,454 Total cost of revenue 5,730,137 6,768,147 Operating expenses: Research and development 10,256,109 9,080,891 Selling, general and administrative 31,068,060 20,155,376 Total operating expenses 41,324,169 29,236,267 Loss from operations (38,551,322) (25,874,906) Other expenses Interest expense (2,518,893) (2,286,196) Loss on debt extinguishment — (1,333,496) Other expenses (6,943) (299,424) Total other expenses (2,525,836) (3,919,116) Loss before income taxes (41,077,158) (29,794,022) Provision for income taxes (29,193) (21,048) Net loss $ (41,106,351) $ (29,815,070) Net loss per share, basic and diluted $ (0.39) $ (1.99) Weighted-average common shares outstanding, basic and diluted 104,251,327 14,977,901

Summary R. Erik Holmlin CEO eholmlin@bionanogenomics.com

14 • Commercial release of prenatal assays for Saphyr and expansion of Saphyr’s menu of pediatric assays Key Anticipated Milestones Expected to Drive Value for BNGO 3Q • Accreditation of Saphyr based LDTs for ALL & FSHD in certain EU markets 2Q 4Q • Interim publication of results from pediatric clinical study • Validation of 3 LDTs total with billing codes (PLA and/or z- codes) by sites in our prenatal and pediatric clinical studies • Prototype of next gen high throughput Saphyr • Targeted installed base of 150 systems, potentially a 50% increase over year end 2020 2021

15 NGS Microarray Genome Structure Analysis Molecular Diagnostics & Personalized Medicine Targeted Therapies Immuno Oncology CRISPR Gene Editing Consumer Genomics Genomics has been Disrupting Healthcare and Creating Substantial Value over the Last 20 Years. We Believe SV Analysis is Next Disruption Microarrays from Affymetrix and Illumina in the 2010s and Next-Gen Sequencing from Illumina in the 2020s drove the first wave of BIG BIOLOGY in Genomics focused on SNPs 2000 - 2020 2020 - We believe Bionano’s Optical Genome Mapping technology could drive the next wave with SV Analysis NTRK Gleevec EML4 ALK Inhibitor

Questions & Answers Contact: R. Erik Holmlin CEO eholmlin@bionanogenomics.com Chris Stewart CFO cstewart@bionanogenomics.com